SUPPLEMENT DATED JULY 3, 2000
                       TO PROSPECTUS DATED MAY 1, 2000 FOR

                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

                                 with respect to

            Survivorship Variable Universal Life Insurance Contracts

     The following replaces the third paragraph under Deductions from Premium Payments, page 12:

     Currently, we deduct 12% of premiums paid in the first five Contract years up to the amount of the Sales Load Target Premium and 4% of premiums paid in excess of this amount. For both Type A (fixed) death benefit and Type B (variable) death benefit Contracts, the Sales Load Target Premium is defined as the Lifetime Premium for a Type A death benefit, excluding any premiums for riders or extra risk charges. We deduct 4% of the premiums paid in Contract years six through 10, and 2% of premiums paid thereafter. See Premiums, page 17.

SVUL-2SUP (7/00)